UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 11, 2006
Commission File Number 333-112528
Vought Aircraft Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	75-2884072
(State or other jurisdiction of incorporation	(I.R.S. Employer
or organization)	Identification Number)
9314 West Jefferson Boulevard M/S 2-01
Dallas, Texas 75211
(972) 946-2011
(Address of principal executive offices and telephone number)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Section 7 — Regulation FD Disclosure
Item 7.01
     On October 11, 2006, Officers of Vought Aircraft Industries, Inc. will deliver an investor presentation that will include written communication comprised of slides which are described and furnished as exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.
     The information shall not be deemed “filed” for purpose of the Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits. The exhibit listed on the Exhibit Index is furnished as a part of this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOUGHT AIRCRAFT INDUSTRIES, INC.
Date: October 11, 2006	/s/ Wendy Hargus
Wendy Hargus
Interim Principal Financial and Accounting Officer and Authorized Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Written communication comprised of slides to be shown during an investor presentation on October 11, 2006, furnished pursuant to item 7.01 of the Current Report on Form 8-K.